SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  July 28, 2003

(Date of earliest event reported)

HILTON HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3427	36-2058176
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9336 Civic Center Drive
Beverly Hills, California 90210

(Address of principal executive offices, including zip code)

(310) 278-4321

(Registrant’s telephone number, including area code)

ITEM 9.                                                  REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On July 28, 2003, Hilton issued a press release setting forth Hilton’s earnings for the second quarter and six months ended June 30, 2003.  A copy of Hilton’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in this Item 9.

Exhibit Index

99.1	Press release reporting financial results for the second quarter and six months ended June 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2003
HILTON HOTELS CORPORATION

By:	/s/ Robert M. La Forgia
Robert M. La Forgia
Senior Vice President and Controller